================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 1, 2006

                               ACTIVE POWER, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    000-30939
                            ------------------------
                            (Commission File Number)

                Delaware                               74-2961657
     ------------------------------                -------------------
             (State of Other                          (IRS Employer
     Jurisdiction of Incorporation)                Identification No.)


 2128 W. Braker Lane, BK12, Austin, Texas                 78758
 ----------------------------------------              ----------
 (Address of Principal Executive Offices)              (Zip Code)

                                 (512) 836-6464
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). [ ] Yes [X] No

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 1, 2006, Active Power, Inc. issued a press release reporting its results of operations for its fiscal quarter and year ended December 31, 2005. A copy of the press release is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.    EXHIBITS AND FINANCIAL STATEMENTS.

(d)  EXHIBITS

     Exhibit 99.1 Press Release dated February 1, 2006

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ACTIVE POWER, INC.


Dated:  February 1, 2006                        By: /s/ Joseph F. Pinkerton III
                                                    ----------------------------
                                                    Joseph F. Pinkerton III
                                                    Chairman of the Board and
                                                    Chief Executive Officer